First American Funds, Inc.

Supplement Dated March 24, 2005
To First American Money Market Funds Prospectuses
Dated December 1, 2004

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Government Obligations Fund
Prime Obligations Fund
Tax Free Obligations Fund
Treasury Obligations Fund
Treasury Reserve Fund
U.S. Treasury Money Market Fund

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The section in the Money Market Funds Class A, Class B and Class C Shares Prospectus and the Money Market Funds Treasury Reserve Fund Prospectus entitled “Policies and Services — Buying Shares — Calculating Your Share Price” and the section in the Money Market Funds Class Y, Class D, Class Z, Class I and Piper Jaffray Shares Prospectuses entitled “Policies and Services — Buying and Selling Shares — Calculating Your Share Price” are amended as follows:

For Government Obligations Fund, Prime Obligations Fund, Treasury Obligations Fund and Treasury Reserve Fund, the net asset value (NAV) per share is generally calculated as of 3:30 p.m. Central time every day the New York Stock Exchange is open. However, on any business day when the Bond Market Association (“BMA”) recommends that the bond markets close early, these Funds reserve the right to close and calculate their NAV at or prior to the BMA recommended closing time. If a Fund does so, it will process purchase and redemption orders received after the closing time on the next business day. The BMA generally recommends that early closes occur as of 1:00 p.m. Central time on the business day preceding a federal holiday. Tax Free Obligations Fund and U.S. Treasury Money Market Fund generally calculate their NAV per share as of 11:30 a.m. and 12:00 p.m. Central time, respectively, and are not affected by this change.

The following section is added to the Money Market Funds Class A, Class B and Class C Shares Prospectus and the Money Market Funds Treasury Reserve Fund Prospectus under “Policies and Services — Buying Shares” and to the Money Market Funds Class Y, Class D, Class Z, Class I and Piper Jaffray Shares Prospectuses under “Policies and Services — Buying and Selling Shares”:

Additional Payments to Institutions
The advisor and/or the distributor may pay additional compensation to investment professionals, participating institutions and “one-stop” mutual fund networks (institutions) out of their own resources in connection with the sale or retention of fund shares and/or in exchange for sales and/or administrative services performed on behalf of the institution’s customers. The amounts of these payments may be significant, and may create an incentive for the institution or its employees or associated persons to recommend or sell shares of the fund(s) to you. These payments are not reflected in the fees and expenses listed in the Fund Summary (Summaries) section of the prospectus because they are not paid by the fund(s).

These payments are negotiated and may be based on such factors as the number or value of shares that the institution sells or may sell; the value of the assets invested in the fund(s) by the institution’s customers; reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in fund shares); lump sum payment for services provided; the type and nature of services or support furnished by the institution; and/or other measures as determined from time to time by the advisor and/or distributor.

The advisor and/or distributor may make other payments or allow other promotional incentives to institutions to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain institutions also receive payments in recognition of sub-accounting or other services they provide to shareholders or plan participants who invest in the fund(s) or other First American Funds through their retirement plan.

You can ask your institution for information about any payments it receives from the advisor and/or the distributor and from the fund(s), and any services your institution provides, as well as about fees and/or commissions your institution charges. You can also find more details about payments made by the advisor and/or the distributor in the supplement dated March 24, 2005 to Statement of Additional Information.

You can obtain copies of the Money Market Funds Prospectuses and Statement of Additional Information by calling 800-677-FUND.

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First American Funds, Inc.

Supplement Dated March 24, 2005 To
Statement of Additional Information
Dated December 1, 2004

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Government Obligations Fund
Prime Obligations Fund
Tax Free Obligations Fund
Treasury Obligations Fund
Treasury Reserve Fund
U.S. Treasury Money Market Fund

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The following section is added to the Statement of Additional Information immediately following the section “Investment Advisory and Other Services for the Funds — Investment Advisor”:

Additional Payments To Financial Institutions

In addition to the contingent deferred sales charge payments and the distribution, service and transfer agency fees described in the prospectus, the Advisor and/or Quasar Distributors, LLC (the “Distributor”) may make additional payments out of its own assets to selected institutions that sell shares of First American Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other institutions) under the categories described below for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. These categories are not mutually exclusive, and a single institution may receive payments under all categories. These payments may create an incentive for an institution or its representatives to recommend or offer shares of the Funds or other First American Funds to its customers. These additional payments are made pursuant to agreements with institutions and do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales or the distribution (12b-1) fees and the expenses paid by the Fund as shown in the “Fund Summaries” section of the prospectus.

Marketing Support Payments. The Advisor and/or Distributor may make payments to certain institutions that are registered as holders or dealers of record for accounts in one or more of the First American Funds. An institution’s marketing support services may include business planning assistance, advertising, educating the institution’s personnel about the First American Funds and shareholder financial planning needs, placement on the institution’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the institution. The Advisor and/or Distributor compensates institutions differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing support and educational activities provided by the institution. In addition, payments typically apply to retail sales and assets, but may not, in certain situations, apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs.

The payments are negotiated and may be based on such factors as the number or value of shares that the institution sells or may sell; the value of the assets invested in the Funds by the institution’s customers; reimbursement of ticket or operational charges (fees that an institution charges its representatives for effecting transactions in Fund shares); lump sum payment for services provided; the type and nature of services or support furnished by the institution; and/or other measures as determined from time to time by the Advisor and/or Distributor.

Except as described below, in the case of any one institution, marketing support payments are not expected, with certain limited exceptions, to exceed 0.35% of the average net assets of First American Funds’ retail mutual funds attributable to that institution on an annual basis.

Transaction Support Payments. The types of payments that the Advisor and/or Distributor may make under this category include, among others, payment of ticket charges of up to $25 per purchase or exchange order placed by an institution or one time payments for ancillary services such as setting up Funds on an institution’s mutual fund trading system.

Program Servicing Payments. The Advisor and/or Distributor may also make payments to certain institutions that sell First American Fund shares through retirement plans and other investment programs to compensate institutions for a variety of services they provide to such programs. An institution may perform program services itself or may arrange with a third party to perform program services. In addition to participant recordkeeping, reporting, or transaction processing, program services may include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. Payments by the Advisor and/or Distributor for program servicing support to any one institution

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are not expected, with certain limited exceptions, to exceed 0.25% of the total assets in the program on an annual basis. In addition, the Advisor and/or Distributor may make one-time or annual payments to selected institutions receiving program servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of First American Funds on the institution’s system. The amounts of these payments may, but will not normally (except in cases where the aggregate assets in the program are small), cause the aggregate amount of the program servicing payments to such institution on an annual basis to exceed the amounts set forth above.

Other Payments. From time to time, the Advisor and/or Distributor, at its expense, may provide additional compensation to institutions that sell or arrange for the sale of shares of the Fund(s). Such compensation may include financial assistance to institutions that enable the Advisor and/or Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other institution employees, client and investor events and other institution-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event.

The Advisor and/or Distributor routinely sponsors due diligence meetings for registered representatives during which they receive updates on various First American Funds and are afforded the opportunity to speak with portfolio managers. Invitations to these meetings are not conditioned on selling a specific number of shares. Those who have shown an interest in First American Funds, however, are more likely to be considered. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings may be covered by the Advisor and/or Distributor.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. The Advisor and/or Distributor makes payments for events it deems appropriate, subject to its internal guidelines and applicable law. You can ask your institution for information about any payments it receives from the Advisor and/or Distributor and the services it provides for those payments.

In addition to payments to institutions described above, the Advisor and/or Distributor, at the direction of a retirement plan’s sponsor, may reimburse or pay direct expenses of the plan that would otherwise be payable by the plan.

Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.